Exhibit 99.5

KindlyMD Closes $200 Million Convertible Note Offering

Company Intends to Use Net Proceeds to Fund Purchase of Bitcoin and for General Corporate Purposes

Follows the Completion of KindlyMD’s Merger with Nakamoto to Form Institutional-Grade Bitcoin Treasury Vehicle

Salt Lake City, UT – August 15, 2025 – KindlyMD, Inc. (NASDAQ:NAKA) (“KindlyMD” or the “Company”), a provider of integrated healthcare services and institutional-grade Bitcoin treasury vehicle, today announced that it has closed its previously announced offering of a senior secured convertible note in an aggregate principal amount of $200.0 million (the “Convertible Note”) in a private offering to YA II PN, Ltd., an investment fund managed by Yorkville Advisors (“YA II”).

The closing of this Convertible Note offering follows the completion of KindlyMD’s strategic combination with Nakamoto Holdings Inc. (“Nakamoto”), a Bitcoin-native holding company. The Company intends to use the net proceeds from the Convertible Note offering to purchase more Bitcoin, as well as for working capital and general corporate purposes. The issuance of the Convertible Note further expands the Company’s Bitcoin treasury strategy and adds to the $540 million of gross proceeds from a private placement in public equity (“PIPE Financing”), which closed concurrently with the Company’s combination with Nakamoto.

David Bailey, Chief Executive Officer and Chairman of KindlyMD, said, “The strong support we continue to receive from investors is validation of our pioneering Bitcoin treasury strategy. We are excited to leverage our enhanced balance sheet and differentiated go-to-market strategy to acquire as much Bitcoin as possible.”

The Convertible Note bears interest at a rate of 0.00% per annum for the first two years, and 6.00% per annum for the third year and is payable on August 15, 2028, the third-year anniversary of the issuance date of the Convertible Debenture or earlier redemption date. The Convertible Note provides that YA II may convert all or any portion of the principal amount of the Convertible Note, together with any accrued and unpaid interest thereon, at an initial conversion price of $2.80, which is subject to adjustment and a floor price and maximum number of convertible shares of the Company’s common stock. The Company also has the right to redeem the Convertible Note under certain circumstances.

Advisors

Cohen & Company Capital Markets (“CCM”), a division of Cohen & Company Securities, LLC served as lead financial advisor to Nakamoto and placement agent for the PIPE Financing. 10X Capital (“10X”), through its affiliated broker-dealer, also served as a financial advisor and placement agent.

Reed Smith LLP and Holland & Hart LLP acted as legal advisor to KindlyMD.

About KindlyMD

KindlyMD® is a patient-first healthcare company integrating traditional primary care, pain management, behavioral health, and alternative therapies to provide comprehensive, whole-person care. In August 2025, KindlyMD completed its merger with Nakamoto Holdings Inc., a Bitcoin-native holding company, to establish a publicly traded Bitcoin treasury vehicle. This strategic combination unites KindlyMD’s healthcare expertise with Nakamoto’s vision of integrating Bitcoin into global capital markets, creating a diversified entity focused on both healthcare innovation and Bitcoin treasury management.

For more information, please visit www.kindlymd.com.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this press release that address activities, events or developments that that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to KindlyMD. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include statements about our future operations, business strategies, plans, objectives, expectations, intentions, goals, projections, prospects, future events, or performance, as well as underlying assumptions. These statements-covering matters such as expectations, plans, strategic outlooks, financial projections, market conditions, regulatory environments, Bitcoin-related strategies, Bitcoin treasury management activities, and KindlyMD’s anticipated holding of Bitcoin as part of its corporate treasury are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of KindlyMD and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, including the purchase, custody, and potential sale or other use of Bitcoin, synergies, opportunities and anticipated future performance, including the management team and board of directors of KindlyMD. These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include risks relating to Bitcoin market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to cryptocurrency, and regulatory developments affecting Bitcoin or other digital assets, as well as the risk that changes in KindlyMD’s capital structure and governance could have adverse effects on the market value of its securities; the ability of KindlyMD to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on KindlyMD operating results and business generally; the risk that KindlyMD may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; adverse impacts from geopolitical events, health crises, supply chain disruptions, changes to laws or accounting standards, cybersecurity threats or data breaches, intellectual property disputes, competitive pressures, or changes in consumer behavior; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond KindlyMD’s control, including those detailed in KindlyMD’s Annual Reports on Form 10-K, Quarterly Reports on Form 10- Q, Current Reports on Form 8-K, and such other documents of KindlyMD filed, or to be filed, with the SEC that are or will be available on KindlyMD’s website at www.kindlymd.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that KindlyMD believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and KindlyMD does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of KindlyMD or any other party, nor does it constitute a solicitation of any proxy or vote.

Contacts

Media

Carissa Felger / Sam Cohen

Gasthalter & Co.

Phone: (212) 257-4170

Email: Nakamoto@gasthalter.com

Investors

Valter Pinto, Managing Director

KCSA Strategic Communications

Phone: (212) 896-1254

Email: KindlyMD@KCSA.com